SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
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[x]  Definitive Additional Materials

GERON CORPORATION
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 05/28/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The following materials are available for view:

Notice and Proxy Statement, Annual Report and Letter

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 05/08/08.
To request material:              Internet: www.proxyvote.com             Telephone: 1-800-579-1639             **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line.
Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

GERON CORPORATION C/O COMPUTERSHARE 1745 GARDENA AVENUE GLENDALE, CA 91204	GERON CORPORATION
Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the Meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Meeting Location
The Annual Meeting for holders as of 03/31/08
is to be held on 05/28/08 at 8:30 A.M. PT
at:   Geron Corporation
       230 Constitution Drive
       Menlo Park, CA 94025

FOR MEETING DIRECTIONS:

http://www.geron.com/showpage.asp?code=corpdi

Voting items
The Board of Directors Unanimously Recommends That Stockholders Vote FOR all proposals.
1.	Election of Class III Directors.
Nominees:
01) Alexander E. Barkas, Ph.D.
02) Charles J. Homcy, M.D.

2.	To ratify appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2008.

3.	As said proxies deem advisable on such other matters as may come before the meeting and any adjournment(s) or postponement(s) thereof.